                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

_________________THE EMERGING MARKETS INFRASTRUCTURE FUND, INC._________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 23, 2000
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York, 10017, on Thursday,
March 23, 2000, commencing at 2:00 p.m. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect two (2) directors of the Fund; and

        (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending
            November 30, 2000.

    The close of business on February 22, 2000 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about March 6, 2000.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING, IT IS IMPORTANT THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 6, 2000
New York, New York

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 23, 2000
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Thursday, March 23, 2000 (commencing at 2:00 p.m.), and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC, the investment adviser to the Fund ("CSAM"), Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund which will receive a fee of approximately $7,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including
(a) printing and mailing of this Proxy Statement and accompanying material,
(b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares,
(c) payment of Georgeson for its services in soliciting Proxies and
(d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about
March 6, 2000.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York,
New York 10022.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 1999 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominees for director and FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending November 30, 2000. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 22, 2000, there were 11,759,654 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order for your shares to be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;

    --date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received before 2:00 p.m. on March 23, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    George W. Landau and Richard W. Watt, directors whose current terms expire on the date of the Meeting, have been nominated for a three-year term to expire at the 2003 Annual Meeting of Shareholders. Messrs. Landau and Watt currently serve as directors of the Fund. Mr. Landau has been a member of the Board of Directors since the Fund commenced operations in December 1993. Mr. Watt has been a member of the Board of Directors since 1995. If elected, each of Messrs. Landau and Watt will serve until the 2003 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

    The following table sets forth certain information regarding each nominee for election to the Board of the Fund, each current director who is not standing for reelection to the Board at the Meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group own less than one percent of the outstanding Shares of the Fund. Mr. Gordon resigned as a director of the Fund effective December 20, 1999 and, accordingly, the size of the Board has been reduced to six directors.

                                                                                                    MEMBERSHIPS ON
                                                                                                   BOARDS OF OTHER
                                 SHARES                                         LENGTH OF SERVICE     REGISTERED
                              BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF        COMPANIES AND
                              FEBRUARY 29,        AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON     PUBLICLY HELD
         NAME (AGE)               2000           DURING THE PAST FIVE YEARS     BOARD OF THE FUND     COMPANIES
----------------------------  ------------    --------------------------------  -----------------  ---------------
Dr. Enrique R. Arzac (58)          1,000      Professor of Finance and          Since 1996; cur-   Director of nine
  Columbia University                         Economics, Graduate School of     rent term ends at  other CSAM-ad-
  Graduate School of                          Business, Columbia University     the 2001 annual    vised investment
   Business                                   (1971-present).                   meeting.           companies;
  New York, NY 10027                                                                               Director of The
                                                                                                   Adams Express
                                                                                                   Company;
                                                                                                   Director of
                                                                                                   Petroleum and
                                                                                                   Resources
                                                                                                   Corporation.

James J. Cattano (56) ......     400          President, Primary Resource Inc.  Since 1993; cur-   Director of five
  55 Old Field Point Road                     (an international trading         rent term ends at  other CSAM-ad-
  Greenwich, CT 06830                         chemical processing company       the 2001 annual    vised investment
                                              specializing in the sale of       meeting.           companies.
                                              agricultural and industrial bulk
                                              commodities throughout Latin
                                              American markets) (10/96-
                                              present); President, Atlantic
                                              Fertilizer & Chemical Company,
                                              (an international trading
                                              company specializing in the sale
                                              of agricultural commodities in
                                              Latin American markets)
                                              (10/91-10/96).

George W. Landau (80) ......       1,000      Senior Advisor, Latin America     Since 1993; cur-   Director of six
  Two Grove Isle Drive                        Group, The Coca-Cola Company      rent term ends at  other CSAM-ad-
  Coconut Grove, FL 33133                     (1988-present); President of the  the 2000 annual    vised investment
                                              Americas Society and Council of   meeting.           companies;
                                              the Americas (7/85-10/93);                           Director of
                                              United States Ambassador to                          Emigrant Savings
                                              Venezuela (1982-1985); United                        Bank; Director
                                              States Ambassador to Chile                           of GAM Funds,
                                              (1977-1982) and United States                        Inc.
                                              Ambassador to Paraguay
                                              (1972-1977).

William W. Priest, Jr.* (58)       1,000      Chairman--Management Commit-      Since 1997; cur-   Director of 61
  153 East 53rd Street                        tee, Chief Executive Officer and  rent term ends at  other CSAM-ad-
  New York, NY 10022                          Executive Director of CSAM        the 2002 annual    vised investment
                                              (12/90-present).                  meeting.           companies.

                                                                                                    MEMBERSHIPS ON
                                                                                                   BOARDS OF OTHER
                                 SHARES                                         LENGTH OF SERVICE     REGISTERED
                              BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF        COMPANIES AND
                              FEBRUARY 29,        AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON     PUBLICLY HELD
         NAME (AGE)               2000           DURING THE PAST FIVE YEARS     BOARD OF THE FUND     COMPANIES
----------------------------  ------------    --------------------------------  -----------------  ---------------
Martin M. Torino (50) ......           0      Chairman of the Board of Ingenio  Since 1993; cur-   Director of five
  Reconquista 365, 9th Fl.                    y Refineria San Martin Del        rent term ends at  other CSAM-ad-
  Capital Federal 1003                        Tabacal S.A. (8/96-present);      the 2002 annual    vised investment
  Buenos Aires, Argentina                     Executive Director of TAU S.A.    meeting.           companies.
                                              (a commodities trading firm)
                                              (11/90-present); President of
                                              DYAT S.A. (10/93-present);
                                              Executive Vice President of
                                              Louis-Dreyfus Sugar, Inc.
                                              (84-91).

Richard W. Watt* (41) ......       3,090      Managing Director of CSAM         Since 1995; cur-   Director of six
  153 East 53rd Street                        (7/96-present); Senior Vice       rent term ends at  other CSAM-ad-
  New York, NY 10022                          President of CSAM (8/95-7/96);    the 2000 annual    vised investment
                                              Head of Emerging Markets          meeting.           companies.
                                              Investments and Research at
                                              Gartmore Investment Limited
                                              (11/92-6/95); Director of
                                              Kleinwort Benson International
                                              Investment (5/87-10/92).

All directors and officers
  (12 persons, including
  the foregoing) as a
  group.....................       7,690

    During the fiscal year ended November 30, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended November 30, 1999 to all such unaffiliated directors was $305,500. During such fiscal year, the Board convened fourteen times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

    Messrs. Arzac, Cattano, Landau and Torino currently constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met once during the fiscal year ended
November 30, 1999. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. Messrs. Arzac, Cattano, Landau and Torino also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended November 30, 1999. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended November 30, 1999, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed to his positions on February 11, 1997, having previously served as Executive Vice President and Investment Officer of the Fund since August 15, 1995. Mr. Aranowicz was elected Investment Officer of the Fund on November 9, 1999. Mr. Hrabchak was elected Investment Officer of the Fund on November 4, 1997. Mr. Liebes was elected Senior Vice President of the Fund on August 12, 1997. Mr. Pignataro has served in his position since the Fund commenced operations in December 1993. Mr. Del Guercio was elected to the office of Vice President of the Fund on August 12, 1997. Mr. Rizza was elected Treasurer of the Fund on July 27, 1999. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM. The Fund has no bonus, profit sharing, pension or retirement plans.

                                               SHARES
                                            BENEFICIALLY
                                              OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND
                                            FEBRUARY 29,                          PRINCIPAL EMPLOYMENT DURING THE PAST FIVE
            NAME                  AGE           2000        POSITION WITH FUND                      YEARS
----------------------------    --------    ------------    ------------------    -----------------------------------------
Yarek Aranowicz ............       36            0          Investment Officer    Vice President of CSAM (3/98-present);
  153 East 53rd Street                                                            Director of Research for Europe and the
  New York, NY 10022                                                              Middle East, Trans-National Research
                                                                                  Corporation (12/95-2/98); Analyst, John
                                                                                  Hancock Financial Services (5/92-6/95).

Robert Hrabchak ............       36            0          Investment Officer    Director of CSAM (1/99-present); Vice
  153 East 53rd Street                                                            President of CSAM (6/97-1/99); Senior
  New York, NY 10022                                                              Portfolio Manager, Merrill Lynch Asset
                                                                                  Management, Hong-Kong (1/95-5/97);
                                                                                  Associate, Salomon Brothers Inc
                                                                                  (4/93-1/95).

Hal Liebes .................       35           300         Senior Vice           Managing Director and General Counsel of
  153 East 53rd Street                                        President           CSAM (12/99-present); Director and
  New York, NY 10022                                                              General Counsel of CSAM (3/97-12/99);
                                                                                  Vice President and Counsel, Lehman
                                                                                  Brothers, Inc. (6/96-3/97); Vice
                                                                                  President and Legal Counsel, CSAM
                                                                                  (95-96); Chief Compliance Officer, CS
                                                                                  First Boston Investment Management
                                                                                  (94-95).

Michael A. Pignataro .......       40           900         Chief Financial       Vice President of CSAM (12/95-present);
  153 East 53rd Street                                        Officer and         Assistant Vice President and Chief
  New York, NY 10022                                          Secretary           Administrative Officer for Investment
                                                                                  Companies of CSAM (9/89-12/95).

                                               SHARES
                                            BENEFICIALLY
                                              OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND
                                            FEBRUARY 29,                          PRINCIPAL EMPLOYMENT DURING THE PAST FIVE
            NAME                  AGE           2000        POSITION WITH FUND                      YEARS
----------------------------    --------    ------------    ------------------    -----------------------------------------
Rocco A. Del Guercio .......       36            0          Vice President        Assistant Vice President of CSAM
  153 East 53rd Street                                                            (1/99-present); Administrative Officer
  New York, NY 10022                                                              for CSAM--advised investment companies
                                                                                  (6/96-12/98); Assistant Treasurer,
                                                                                  Bankers Trust Co.--Fund Administration
                                                                                  (3/94-6/96).

Robert M. Rizza ............       34            0          Treasurer             Administrative Officer for CSAM-- advised
  153 East 53rd Street                                                            investment companies (3/98-present);
  New York, NY 10022                                                              Assistant Treasurer, Fund Administration,
                                                                                  Bankers Trust Co. (4/94-3/98).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended November 30, 1999. None of the Fund's executive officers or its directors who are also officers or directors of CSAM received any compensation from the Fund for such period.

                                              PENSION OR
                                              RETIREMENT                      TOTAL         TOTAL NUMBER
                                               BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                              ACCRUED AS     ANNUAL         FUND AND        CSAM-ADVISED
                                AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                               COMPENSATION      FUND         UPON           PAID TO         COMPANIES
      NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
      ----------------         ------------   ----------   ----------   -----------------   ------------
Enrique R. Arzac ............     $11,500          N/A          N/A          $94,500             10
James J. Cattano ............     $10,000          N/A          N/A          $57,500              6
Peter A. Gordon .............     $ 7,500          N/A          N/A          $44,500              6
George W. Landau ............     $11,000          N/A          N/A          $59,000              7
Martin M. Torino ............     $10,500          N/A          N/A          $50,000              6

----------------

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the present fiscal year ending November 30, 2000. At a meeting held on February 8, 2000, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending November 30, 2000. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in December 1993, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 6, 2000. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Emerging Markets Infrastructure Fund, Inc. c/o Credit Suisse Asset Management, LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than January 22, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from March 23, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any notice by a shareholder to the Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Funds By-laws indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------   ---------
*President and Fellows of Harvard College ..................        1,116,058        9.40%
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210

*Lazard Freres & Co., LLC ..................................        1,389,693        8.62%
  30 Rockefeller Plaza
  New York, NY 10020

--------------

 *  As stated in Schedules 13G on file with the Securities and Exchange
    Commission.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THE FUND AT C/O CREDIT SUISSE ASSET MANAGEMENT, LLC, ONE CITICORP CENTER, 153 EAST 53RD STREET, 57TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                     THE EMERGING MARKETS
                                                  INFRASTRUCTURE FUND, INC.
                                 -----------------------------------------------

   3918-PS-00

                                     PROXY

                THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

           This Proxy is Solicited on Behalf of the Board of Directors



The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on March 23, 2000, and any adjournment thereof.





SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE

    Please mark
/X/ votes as in
    this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

---------------------------------------------------------------------------------------------------------------------------------
                 The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2.
---------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS.             2. TO RATIFY THE SELECTION OF         FOR    AGAINST    ABSTAIN
   Nominees: (01) George W. Landau (three-year term)               PRICEWATERHOUSECOOPERS L.L.P.      / /      / /        / /
             (02) Richard W. Watt (three-year term)                AS INDEPENDENT ACCOUNTANTS
                                                                   OF THE FUND FOR THE FISCAL
                                                                   YEAR ENDING NOVEMBER 30, 2000.
/ / FOR all nominees listed above (except as marked to the
    contrary above)

/ / WITHHOLD AUTHORITY to vote for all nominees listed above

(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)


                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     / /

                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                                USING THE ENCLOSED ENVELOPE.

                                                                Please sign exactly as your name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________________________ Date:___________      Signature:_______________________________ Date:___________

---------------------------------------------------------------------------------------------------------------------------------